UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2019

Tradeweb Markets Inc.

(Exact name of registrant as specified in charter)

Delaware	001-38860	83-2456358
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1177 Avenue of the Americas New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 430-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.00001	TW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

EXPLANATORY NOTE

The financial statements filed as Exhibit 99.1 to this Current Report on Form 8-K include those of Tradeweb Markets LLC, which became the principal operating subsidiary of Tradeweb Markets Inc., the registrant, in a series of reorganization transactions that were completed (the “Reorganization Transactions”) in connection with Tradeweb Markets Inc.’s initial public offering (“IPO”), which was completed on April 8, 2019. For more information regarding the Reorganization Transactions, see Note 4 to the unaudited financial statements of Tradeweb Markets Inc. and Note 18 to the unaudited consolidated financial statements of Tradeweb Markets LLC, each contained in Tradeweb Market Inc.’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) on May 20, 2019.

Item 8.01. Other Events.

Tradeweb Markets Inc. has filed this Current Report on Form 8-K to adjust retrospectively the audited consolidated financial statements of Tradeweb Markets LLC and its subsidiaries (the “Historical Financial Statements”) included in Tradeweb Markets Inc.’s final prospectus, dated April 3, 2019 (the “IPO Prospectus”), filed with the SEC pursuant to Rule 424(b) under the Securities Act of 1933, as amended, relating to the IPO, in order to reflect the recapitalization described below.

On April 4, 2019, in connection with the IPO and Reorganization Transactions, Tradeweb Markets LLC’s limited liability company agreement was amended and restated to, among other things, (i) provide for a new single class of common membership interests in Tradeweb Markets LLC (“LLC Interests”) and (ii) exchange all of the existing membership interests of Tradeweb Markets LLC’s existing equityholders for LLC Interests.

Accordingly, attached as Exhibit 99.1 of this Form 8-K, and incorporated by reference herein, are the Historical Financial Statements that have been adjusted retrospectively for all periods to reflect the above-mentioned amendment and resulting recapitalization. Except for minor, non-substantive revisions, only the weighted average number of shares outstanding and net income per share information in the consolidated statements of income and certain share and per share information in the following notes within the previously issued Historical Financial Statements included in the IPO Prospectus have been revised from their previous presentation to reflect the recapitalization:

•                  Note 2, Significant Accounting Policies

•                  Note 12, Shares

•                  Note 13, Share-Based Compensation Plans

•                  Note 18, Net Income Per Share

In addition, the supplemental pro forma net income per share information in the Historical Financial Statements in the IPO Prospectus, including Note 22, Unaudited Pro Forma Statement of Financial Condition and Pro Forma Earnings Per Share Information, which was included in the IPO Prospectus as a result of certain distributions declared in the year preceding the IPO, has not been included in the Historical Financial Statements in Exhibit 99.1 of this Form 8-K.

The Historical Financial Statements included in Exhibit 99.1 of this Form 8-K do not represent a restatement of the previously issued Historical Financial Statements included in the IPO Prospectus and, other than as described above, the recapitalization had no impact on Tradeweb Markets LLC’s previously reported financial condition, results of operations or cash flows.

This Form 8-K does not reflect events that may have occurred subsequent to the date of the IPO Prospectus and does not modify or update in any way the disclosures made in the IPO Prospectus other than to adjust retrospectively the Historical Financial Statements to reflect the recapitalization described above. For information on developments since the date of the IPO Prospectus, please refer to Tradeweb Market Inc.’s subsequent filings with the SEC. The Exhibits provided with this Form 8-K shall be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended. This Form 8-K should be read in conjunction with the IPO Prospectus and Tradeweb Market Inc.’s periodic and current reports filed with the SEC subsequent to the date of the IPO Prospectus.

Other Matters

Deloitte & Touche LLP, an independent registered public accounting firm, has audited the consolidated financial statements of Tradeweb Markets LLC and its subsidiaries as of December 31, 2018 and for the period from October 1, 2018 to December 31, 2018 included in Exhibit 99.1 of this Form 8-K.

PricewaterhouseCoopers LLP, an independent registered public accounting firm, has audited the consolidated financial statements of Tradeweb Markets LLC and its subsidiaries as of December 31, 2017, for the period from January 1, 2018 to September 30, 2018 and for each of the years ended December 31, 2017 and 2016 (the “Predecessor Financial Statements”) included in Exhibit 99.1 of this Form 8-K.

On October 1, 2018, Refinitiv Holdings Limited (“Refinitiv”), which owns an indirect majority ownership interest in Tradeweb Markets Inc. and is controlled by certain investment funds affiliated with The Blackstone Group L.P. (“Blackstone”), an affiliate of Canada Pension Plan Investment Board, an affiliate of GIC Special Investments Pte. Ltd. and certain co-investors (such investors, the “Investor Group”), indirectly acquired substantially all of the financial and risk business of Thomson Reuters Corporation and Thomson Reuters Corporation indirectly acquired a 45% ownership interest in Refinitiv (the “Refinitiv Transaction”).

As disclosed in the IPO Prospectus, PricewaterhouseCoopers LLP completed an independence assessment to evaluate the services and relationships with the Investor Group entities that became affiliates of Tradeweb Markets LLC effective with the closing date of the Refinitiv Transaction that may bear on PricewaterhouseCoopers LLP’s independence under the SEC and the Public Company Accounting Oversight Board (United States) (“PCAOB”) independence rules during the performance of the audit for the audit period commencing on January 1, 2018 through September 30, 2018 (the “Closing Date Audit”). Various services provided to and relationships with entities becoming affiliates of Tradeweb Markets LLC including the investing entities of the Investor Group and sister entities under common control of Blackstone were identified that are inconsistent with the auditor independence rules provided in Rule 2-01 of Regulation S-X. For each of the services and relationships identified, PricewaterhouseCoopers LLP provided to those charged with governance for Tradeweb Markets LLC an overview of the facts and circumstances surrounding the services and relationships, including the entities affected and firms/people involved, the nature and scope of the services ongoing on the closing date of the Refinitiv Transaction that were expected to continue or commence during the performance of the Closing Date Audit, an approximation of the estimated fees to be earned related to those services during the performance of the Closing Date Audit and other relevant factors. PricewaterhouseCoopers LLP noted the business relationships and services became impermissible only as a result of the Refinitiv Transaction and that none of the impermissible services and relationships had or will have any impact on the financial statements of Tradeweb Markets LLC as of and for the period beginning January 1, 2018 through September 30, 2018 subject to PricewaterhouseCoopers LLP’s audit. At no time did PricewaterhouseCoopers LLP audit its own work in the performance of the Closing Date Audit nor did it act as management of Tradeweb Markets LLC. The services and relationships identified included: (i) the provision of tax and due diligence services under impermissible contingent fee arrangements; (ii) the provision of corporate secretarial services and other legal services including global immigration services; (iii) the provision of management functions, including bookkeeping services, loaned staff arrangements, outsourcing services, project management services and the preparation and filing of documents with non-tax authorities; (iv) business relationships (existing and proposed) with certain Blackstone portfolio companies allowing for the joint pursuit of business opportunities to provide performance improvement services and joint pursuit of business opportunities to provide information technology services; (v) an impermissible employment relationship; and (vi) impermissible financial interests by certain PricewaterhouseCoopers territory firms and covered persons not involved in the audits of Tradeweb Markets LLC.

Based on the totality of the information provided, both individually and in the aggregate, PricewaterhouseCoopers LLP and those charged with governance for Tradeweb Markets LLC concluded that PricewaterhouseCoopers LLP is capable of exercising objective and impartial judgment in connection with the audit of Tradeweb Markets LLC’s financial statements as of and for the period from January 1, 2018 through September 30, 2018.

Subsequent to completion of the Closing Date Audit, in connection with the above-described recapitalization, PricewaterhouseCoopers LLP performed additional audit procedures to audit the impact of the recapitalization on the Predecessor Financial Statements and issued a dual-dated opinion on the Predecessor Financial Statements included in Exhibit 99.1 of this Form 8-K. Prior to performing the additional audit procedures relating to the recapitalization, PricewaterhouseCoopers LLP reviewed the various services being provided to and relationships with the entities that became affiliates of Tradeweb Markets LLC in connection with the Refinitiv Transaction. PricewaterhouseCoopers LLP identified the services and relationships that were inconsistent with the auditor independence rules provided in Rule 2-01 of Regulation S-X and discussed the matters with those charged with governance for Tradeweb Markets LLC.  No services or relationships were identified that were not consistent with the services described above.

Based on the totality of the information provided, both individually and in the aggregate, PricewaterhouseCoopers LLP and those charged with governance for Tradeweb Markets LLC concluded that PricewaterhouseCoopers LLP is capable of exercising objective and impartial judgment in connection with the performance of the additional audit procedures necessary to audit the impact of the recapitalization on the Predecessor Financial Statements and provide the dual-dated audit opinion on the Predecessor Financial Statements.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits:

Exhibit Number	Exhibit Description

99.1

Audited Consolidated Financial Statements of Tradeweb Markets LLC and its subsidiaries as of December 31, 2018 and 2017, for the period from October 1, 2018 to December 31, 2018, for the period from January 1, 2018 to September 30, 2018 and for the years ended December 31, 2017 and 2016, and the related notes thereto.

101.INS	XBRL Instance Document.
101.SCH	XBRL Taxonomy Extension Schema Document.
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB	XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRADEWEB MARKETS INC.

Date: June 18, 2019	By:	/s/ Douglas Friedman
		Name:	Douglas Friedman
		Title:	General Counsel